SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

TRW INC.

(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

[PROXY CARD]

[TRW LOGO]

ANNUAL MEETING OF SHAREHOLDERS
APRIL 24, 2002

This proxy is solicited on behalf of the Board of Directors of TRW Inc. This proxy will be voted as directed, but if no instructions are specified, this proxy will be voted FOR Proposals 1 and 2 and AGAINST the Northrop Shareholder Proposals (Proposal 3, Proposal 4 and Proposal 5). If you submitted or submit TRW’s original WHITE proxy card which does not include the Northrop Shareholder Proposals or have previously voted by telephone or the Internet, the designated proxy holders will exercise their discretion to vote “AGAINST” the Northrop Shareholder Proposals. If you wish to specify the manner in which your shares are to be voted on the Northrop Shareholder Proposals, you should mark, sign, date and submit this revised WHITE proxy card which contains Proposal 3, Proposal 4 and Proposal 5. If any of the nominees are unavailable for election, this proxy will be voted FOR the remaining nominees and any other persons nominated by the Directors.

If you have previously furnished a WHITE proxy card or have previously voted by telephone or the Internet and do not submit this revised WHITE card or otherwise revoke your previous proxy, your TRW shares will be voted AGAINST the Northrop Shareholder Proposals.

VOTING BY MAIL

Simply mark, sign and date your proxy or voting instruction card and return it in the postage-paid envelope. As of April 2, 2002, you may no longer vote by telephone or the Internet.

If you are a beneficial owner of shares held in “street name” through a broker, trustee, bank or other nominee that holds the shares on your behalf, you may vote in person at the meeting by obtaining a legal proxy from the nominee that holds your shares. In addition to voting in person, you may vote by proxy by completing and signing the voting instruction card provided to you by the nominee that holds your shares.

PLEASE DETACH HERE

Please mark votes as in this example

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2 AND
AGAINST PROPOSAL 3, PROPOSAL 4 AND PROPOSAL 5.

The full text of the Northrop Shareholder Proposals (Proposals 3, 4 and 5) is set forth in the Proxy Statement
Supplement accompanying this proxy card.

1. Election of Directors Nominees:	FOR all nominees listed at left	WITHHOLD authority to vote for all nominees listed at left	FOR all nominees listed at left except as marked to the contrary

(01) Martin Feldstein

(02) Robert M. Gates

(03) Clive R. Hollick

(04) David Baker Lewis

To withhold authority to vote for any individual nominee, mark “FOR all nominees listed at left except as marked to the contrary” and write that nominee’s name on the line below

	FOR	AGAINST	ABSTAIN

2. Appointment of Independent Auditors

	FOR	AGAINST	ABSTAIN

3. Shareholder proposal relating to provision of non-public information to Northrop

	FOR	AGAINST	ABSTAIN

4. Shareholder proposal relating to the establishment of a committee of “independent directors” to evaluate Northrop’s Offer to Exchange

	FOR	AGAINST	ABSTAIN

5. Shareholder proposal relating to the response by TRW Board of Directors to Northrop’s Offer to Exchange

Date:______________________________, 2002

Signature(s)

Signature(s)
Please sign exactly as your name or names appear hereon. If shares are held jointly, all joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian, etc., please give your full title.

PLEASE DETACH HERE

PROXY

TRW INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
OF TRW INC. FOR THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON APRIL 24, 2002

The undersigned appoints P. A. Odeen, H. V. Knicely and W. B. Lawrence as proxies, each with the power to appoint his substitute, and authorizes them to vote all the securities the undersigned is entitled to vote at the Annual Meeting of Shareholders of TRW Inc. to be held on Wednesday, April 24, 2002 at 8:30 a.m. in Lyndhurst, Ohio and any adjournment or postponement thereof, in the manner specified on this proxy card and as fully as the undersigned could do if personally present at the meeting. The proxies are also authorized to vote at their discretion on all other matters properly brought before the meeting. If no instructions are specified on the reverse side, this proxy card will be voted “FOR” Proposals 1 and 2 and “AGAINST” Proposals 3, 4 and 5.

[US PLAN VOTING INSTRUCTION CARD]

VOTE BY MAIL

Please mark, sign and date your voting instruction card and return it in the postage-paid envelope provided or return it to: Corporate Election Services, PO Box 1150, Pittsburgh, PA 15230.

You may no longer vote by telephone or Internet.

Your vote must be received no later than April 22, 2002 to be counted in the final tabulation. If you wish to direct the manner in which your shares are voted on the Northrop Shareholder Proposals (Proposal 3, Proposal 4, and Proposal 5), you must vote on a revised voting instruction card.

Please fold and detach card at perforation before mailing.

TRW INC	VOTING INSTRUCTION CARD

These confidential voting instructions are solicited by the Board of Directors of TRW Inc. for the Annual Meeting of Shareholders to be held on April 24, 2002.

These confidential voting instructions are to the co-trustees under The TRW Employee Stock Ownership and Savings Plan (the “Plan”) and relate to Common Stock of TRW Inc. allocated to the account of the undersigned in the Plan and are solicited by the Board of Directors of TRW Inc. for the Annual Meeting of Shareholders to be held on Wednesday, April 24, 2002 at 8:30 a.m. in Lyndhurst, Ohio and any adjournment or postponement thereof.

The undersigned directs the co-trustees to vote as indicated on the other side of this card. The co-trustees are also authorized to vote in their fiduciary judgment and in accordance with the Plan on all other matters properly brought before the meeting.

Please sign exactly as your name appears to the left

Signature(s)

Date:________________________________, 2002

YOUR VOTE IS IMPORTANT!

Please sign and date this voting instruction card and return it promptly in the enclosed postage-paid envelope, or otherwise to Corporate Election Services, PO Box 1150, Pittsburgh, PA 15230, so that your shares may be represented at the Meeting.

Please fold and detach card at perforation before mailing.

TRW INC	VOTING INSTRUCTION CARD

These confidential voting instructions are solicited on behalf of the Board of Directors of TRW Inc. The shares allocated to your account will be voted as directed, but, if you return this card without specifying instructions, your shares will be voted at the discretion of the co-trustees of the Plan.

If you have previously furnished a WHITE voting instruction card that does not contain instructions as to Proposal 3, Proposal 4 and Proposal 5, or have previously voted by telephone or the Internet, and you do not send this revised WHITE voting instruction card or a green voting instruction card which may be provided by Northrop Grumman Corporation (“Northrop”), your TRW shares will be voted at the discretion of the co-trustees of the Plan on the Northrop Shareholder Proposals.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2 AND AGAINST THE
NORTHROP SHAREHOLDER PROPOSALS.

The full text of the Northrop Shareholder Proposals (Proposals 3, 4 and 5) is set forth in the Proxy Statement
Supplement accompanying this voting instruction card.

1.	Election of Directors:

Nominees:

(01)  Martin Feldstein (02) Robert M. Gates (03) Clive R. Hollick (04) David Baker Lewis

FOR all nominees listed above	WITHHOLD authority to vote for all nominees listed above	FOR all except as marked to the contrary below

To withhold authority to vote for any individual nominee, mark “FOR all except as marked to the contrary below” and write that nominee’s name on the line below.

2.	Appointment of Independent Auditors

FOR	AGAINST	ABSTAIN

3.	Shareholder proposal relating to provision of non-public information to Northrop.

FOR	AGAINST	ABSTAIN

4.	Shareholder proposal relating to the establishment of a committee of “independent directors” to evaluate Northrop’s Offer to Exchange.

FOR	AGAINST	ABSTAIN

5.	Shareholder proposal relating to the response by TRW Board of Directors to Northrop’s Offer to Exchange.

FOR	AGAINST	ABSTAIN

[FORM OF UK PLAN VOTING INSTRUCTION CARD]

VOTE BY MAIL

Please mark, sign and date your voting instruction card and return it in the postage-paid envelope provided or return it to: Corporate Election Services, PO Box 1150, Pittsburgh, PA 15230.

You may no longer vote by telephone or Internet.

Your vote must be received no later than April 21, 2002 to be counted in the final tabulation. If you wish to direct the manner in which your shares are voted on the Northrop Shareholder Proposals (Proposal 3, Proposal 4, and Proposal 5), you must vote on a revised voting instruction card.

Please fold and detach card at perforation before mailing.

TRW INC	VOTING INSTRUCTION CARD

These confidential voting instructions are solicited by the Board of Directors of TRW Inc. for the Annual Meeting of Shareholders to be held on April 24, 2002.

These confidential voting instructions are to the Trustee (the “Trustee”) under the TRW UK Share Purchase Plan (the “Plan”) and relate to Common Stock of TRW Inc. allocated to the account of the undersigned in the Plan and are solicited by the Board of Directors of TRW Inc. for the Annual Meeting of Shareholders to be held on Wednesday, April 24, 2002 at 8:30 a.m. in Lyndhurst, Ohio and any adjournment or postponement thereof. The undersigned directs the Trustee to vote as indicated on the other side of this card. The Trustee is also authorized to vote at its discretion in accordance with the Plan on all other matters properly brought before the meeting.

Please sign exactly as your name appears to the left

Signature(s)

Date:________________________________, 2002

YOUR VOTE IS IMPORTANT!

Please sign and date this voting instruction card and return it promptly in the enclosed postage-paid envelope, or otherwise to Corporate Election Services, PO Box 1150, Pittsburgh, PA 15230, so that your shares may be represented at the Meeting.

Please fold and detach card at perforation before mailing.

TRW INC	VOTING INSTRUCTION CARD

These confidential voting instructions are solicited on behalf of the Board of Directors of TRW Inc. The shares allocated to your account will be voted as directed, but, if you return this card without specifying voting instructions, your shares will not be voted.

The Trustee has informed us that shares held by participants who (i) previously have furnished a WHITE voting instruction card that does not contain Proposal 3, Proposal 4 and Proposal 5, or have previously voted by telephone or through the Internet, and (ii) do not send this revised WHITE card or a green voting instruction card which may be provided by Northrop Grumman Corporation (“Northrop”), will not be voted with respect to the Northrop Shareholder Proposals.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2 AND AGAINST THE
NORTHROP SHAREHOLDER PROPOSALS.

The full text of the Northrop Shareholder Proposals (Proposals 3, 4 and 5) is set forth in the Proxy Statement
Supplement accompanying this voting instruction card.

1.	Election of Directors:

Nominees:

(01)  Martin Feldstein (02) Robert M. Gates (03) Clive R. Hollick (04) David Baker Lewis

FOR all nominees listed above	WITHHOLD authority to vote for all nominees listed above	FOR all except as marked to the contrary below

To withhold authority to vote for any individual nominee, mark “FOR all except as marked to the contrary below” and write that nominee’s name on the line below.

2.	Appointment of Independent Auditors

FOR	AGAINST	ABSTAIN

3.	Shareholder proposal relating to provision of non-public information to Northrop.

FOR	AGAINST	ABSTAIN

4.	Shareholder proposal relating to the establishment of a committee of “independent directors” to evaluate Northrop’s Offer to Exchange.

FOR	AGAINST	ABSTAIN

5.	Shareholder proposal relating to the response by TRW Board of Directors to Northrop’s Offer to Exchange.

FOR	AGAINST	ABSTAIN

[FORM OF CANADA PLAN VOTING INSTRUCTION CARD]

VOTE BY MAIL

Please mark, sign and date your voting instruction card and return it in the postage-paid envelope provided or return it to: Corporate Election Services, PO Box 1150, Pittsburgh, PA 15230.

You may no longer vote by telephone or Internet.

Your vote must be received no later than April 18, 2002 to be counted in the final tabulation. If you wish to direct the manner in which your shares are voted on the Northrop Shareholder Proposals (Proposal 3, Proposal 4, and Proposal 5), you must vote on a revised voting instruction card.

Please fold and detach card at perforation before mailing.

TRW INC	VOTING INSTRUCTION CARD

These confidential voting instructions are solicited by the Board of Directors of TRW Inc. for the Annual Meeting of Shareholders to be held on April 24, 2002.

These confidential voting instructions are to Clarica Trust Company, the Trustee (the “Trustee”) under the TRW Canada Stock Savings Plan (the “Plan”) and relate to Common Stock of TRW Inc. allocated to the account of the undersigned in the Plan and are solicited by the Board of Directors of TRW Inc. for the Annual Meeting of Shareholders to be held on Wednesday, April 24, 2002 at 8:30 a.m. in Lyndhurst, Ohio and any adjournment or postponement thereof. The undersigned directs the Trustee to vote as indicated on the other side of this card. The Trustee is also authorized to vote at its discretion in accordance with the Plan on all other matters properly brought before the meeting.

Please sign exactly as your name appears to the left

Signature(s)

Date:________________________________, 2002

YOUR VOTE IS IMPORTANT!

Please sign and date this voting instruction card and return it promptly in the enclosed postage-paid envelope, or otherwise to Corporate Election Services, PO Box 1150, Pittsburgh, PA 15230, so that your shares may be represented at the Meeting.

Please fold and detach card at perforation before mailing.

TRW INC	VOTING INSTRUCTION CARD

These confidential voting instructions are solicited on behalf of the Board of Directors of TRW Inc. The shares allocated to your account will be voted as directed, but, if you return this card without specifying voting instructions, your shares will be voted AGAINST the Northrop Shareholder Proposals.

The Trustee of the Plan, has informed us that shares held by participants in that Plan who (i) have previously furnished a WHITE voting instruction card that does not contain Proposal 3, Proposal 4 and Proposal 5, or have previously voted by telephone or through the Internet, and (ii) do not send this revised WHITE card or a green voting instruction card which may be provided by Northrop Grumman Corporation (“Northrop”), will not be voted with respect to the Northrop Shareholder Proposals.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2 AND AGAINST THE
NORTHROP SHAREHOLDER PROPOSALS.

The full text of the Northrop Shareholder Proposals (Proposals 3, 4 and 5) is set forth in the Proxy Statement
Supplement accompanying this voting instruction card.

1.	Election of Directors:

Nominees:

(01)  Martin Feldstein (02) Robert M. Gates (03) Clive R. Hollick (04) David Baker Lewis

FOR all nominees listed above	WITHHOLD authority to vote for all nominees listed above	FOR all except as marked to the contrary below

To withhold authority to vote for any individual nominee, mark “FOR all except as marked to the contrary below” and write that nominee’s name on the line below.

2.	Appointment of Independent Auditors

FOR	AGAINST	ABSTAIN

3.	Shareholder proposal relating to provision of non-public information to Northrop.

FOR	AGAINST	ABSTAIN

4.	Shareholder proposal relating to the establishment of a committee of “independent directors” to evaluate Northrop’s Offer to Exchange.

FOR	AGAINST	ABSTAIN

5.	Shareholder proposal relating to the response by TRW Board of Directors to Northrop’s Offer to Exchange.

FOR	AGAINST	ABSTAIN